UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2007
(March 7, 2007)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On March 8, 2007, Brown Shoe Company, Inc. (the "Company") issued a press release (the "Press Release") announcing, among other things, its results of operations for the quarter and year ended February 3, 2007. A copy of the Press Release is being furnished as exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01   Other Events

On March 7 2007, the Board of Directors authorized a 3-for-2 split of the Company's Common Stock, to be effected in the form of a stock dividend of one share of the Company's Common Stock for every two shares outstanding. The record date for the stock split is March 19, 2007 and the payment date is April 2, 2007.

The Board of Directors also approved anti-dilutive adjustments to the shares reserved for issuance under the Company’s (i) Stock Option and Restricted Stock Plan of 1994, as amended, (ii) Stock Option and Restricted Stock Plan of 1998, (iii) Incentive and Stock Compensation Plan of 1999, as amended, and (iv) Incentive and Stock Compensation Plan 2002, as amended; and made anti-dilutive and other equitable adjustments to the terms of outstanding options, performance share awards and restricted stock unit awards.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibit

	99.1	Press Release issued March 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: March 8, 2007	/s/ Michael I. Oberlander
Michael I. Oberlander
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 8, 2007